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                                                                Exhibit 10.8(a)

                          VENTANA MEDICAL SYSTEMS, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                      As Amended Effective January 1, 1993


         The following constitute the provisions of the Employee Stock Purchase Plan of Ventana Medical Systems, Inc.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Series D Preferred Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Company" shall mean Ventana Medical Systems, Inc.

                  (d) "Compensation" shall mean all regular straight time gross earnings, but excluding variable compensation for field sales personnel, incentive bonuses, overtime, shift premium, lead pay and automobile allowances and other compensation.

                  (e) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any person, including an officer, whose customary employment with the Company is at least twenty (20) hours per week by the Company or one of its Designated Subsidiaries and more than five (5) months in any calendar year.


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                  (h) "Enrollment Date" shall mean the first day of each
Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Offering Period.

                  (j) "Offering Period" shall mean, except with respect to the first Offering Period as described herein, a period of six (6) months during which an option granted pursuant to the Plan may be exercised. The first Offering Period shall commence February 1, 1992, and end June 30, 1992.

                  (k) "Plan" shall mean this Employee Stock Purchase Plan.

                  (l) "Series D Preferred Stock" shall mean Series D Preferred Stock of the Company.

                  (m) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. Eligibility.

                  (a) Any Employee who is employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about January 1 and July 1 of each year; provided, however, that the first Offering Period shall commence on or about February 1, 1992. The Plan shall continue thereafter until terminated in accordance with paragraph 19 hereof. Subject to the shareholder approval requirements of paragraph 19, the Board of Directors of the Company shall have the power to change the duration of Offering


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Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

         5. Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A and filing it with the Company's payroll office at least five
(5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period; provided, however, that for purposes of the first Offering Period, eligible Employees may file their completed subscription agreements at any time prior to February 15, 1992.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

         6. Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's aggregate Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease, but not increase, the rate of his or her payroll deductions during the Offering Period (within the limitations of Section 6(a)) by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in paragraph 10.


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                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Company's Series D Preferred Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by $2.15, the fair market value of a share of the Company's Series D Preferred Stock as previously determined by the Board; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by $2.15, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased and any payroll deductions accumulated in a participant's account which are not used to purchase shares shall remain in the participant's account for the subsequent Offering Period, subject to an earlier withdrawal as provided in paragraph 10. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. However, a participant may make an election to delay


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the issuance of stock certificates representing shares purchased under the Plan by giving written notice to the Company in the form of Exhibit D to this Plan. Any such election shall remain in effect until it is revoked by the participant or, if earlier, upon the termination of the participant's Continuous Status as an Employee. The Company may limit the time or times during which participants may revoke such elections, except that a participant shall automatically receive a certificate as soon as practicable following termination of his or her Continuous Status as an Employee and that participants shall be given the opportunity to revoke such elections at least once each calendar year.

         10. Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such participant's option will be automatically terminated.

                  (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated.

                  (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.


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         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  (a) The maximum number of shares of the Company's Series D Preferred Stock which shall be made available for sale under the Plan shall be 159,893 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                  (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                  (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

         14. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.


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                  (b) Such designation of beneficiary may be changed by the
participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Series D Preferred Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Series D Preferred Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Series D Preferred Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Series D Preferred Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Series D Preferred Stock, or any other increase or decrease in the number of shares of Series D Preferred Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the


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
Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Series D Preferred Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substituition in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Series D Preferred Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Series D Preferred Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19. Amendment or Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in the manner described in paragraph 21) (unless such amendment is contingent upon receipt of such shareholder approval at the next annual meeting of shareholders) if such amendment would:


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                  (a) Increase the number of shares that may be issued under the
Plan;

                  (b) Permit payroll deductions at a rate in excess of fifteen percent (15%) of the participant's Compensation;

                  (c) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

                  (d) Materially increase the benefits which may accrue to participants under the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon.

                  In the case of approval by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company, or by written consent of a smaller percentage of shareholders but only if the Board determines, on the basis of advice of the Company's legal counsel, that the written consent of such a smaller percentage of shareholders will comply with all applicable laws and will not adversely affect the qualifications of the Plan under Section 423 of the Code.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for


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the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.


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                                    EXHIBIT A


                          VENTANA MEDICAL SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT



_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ____________ hereby elects to participate in the Ventana Medical Systems, Inc. Employee Stock Purchase Plan (as amended effective January 1, 1993) (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Series D Preferred Stock in accordance with this Subscription Agreement and the Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 15%) during the Offering Period in accordance with the Stock Purchase Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Series D Preferred Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Ventana Medical Systems, Inc. Employee Stock Purchase Plan (as amended effective January 1, 1993)." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Stock Purchase Plan.

5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of: ___________________________________________________
         ____________________________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
         (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Enrollment Date. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:



NAME:  (Please print)__________________________________________________________
                      (First)              (Middle)                  (Last)

_____________________________     _____________________________________________
Relationship

                                  _____________________________________________
                                  (Address)


NAME:  (Please print)__________________________________________________________
                      (First)              (Middle)                  (Last)

_____________________________     _____________________________________________
Relationship

                                  _____________________________________________
                                  (Address)


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
Employee's Social
Security Number:                       ________________________________________



Employee's Address:                    ________________________________________

                                       ________________________________________

                                       ________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:__________________________       ________________________________________
                                       Signature of Employee


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                                    EXHIBIT B

                          VENTANA MEDICAL SYSTEMS, INC.


                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Ventana Medical Systems, Inc. Employee Stock Purchase Plan (as amended effective January 1, 1993) which began on ________________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as possible all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                            Name and Address of Participant

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________

                                            Signature

                                            ___________________________________


                                            Date: _____________________________

                                    EXHIBIT C

                          VENTANA MEDICAL SYSTEMS, INC.


                          EMPLOYEE STOCK PURCHASE PLAN

                       NOTICE TO RESUME PAYROLL DEDUCTIONS



         The undersigned participant in the Offering Period of the Ventana Medical Systems, Inc. Employee Stock Purchase Plan (as amended effective January 1, 1993) which began on ______________, 19___ hereby notifies the Company to resume payroll deductions for his or her account at the beginning of the next Exercise Period within such Offering Period in accordance with the terms of the Subscription Agreement executed by the undersigned at the beginning of the Offering Period. The undersigned understands that he or she may change the payroll deduction rate or the beneficiaries named in such Subscription Agreement by submitting a revised Subscription Agreement.

                                            Name and Address of Participant

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________

                                            Signature

                                            ___________________________________


                                            Date: _____________________________

                                    EXHIBIT D

                          VENTANA MEDICAL SYSTEMS, INC.


                          EMPLOYEE STOCK PURCHASE PLAN

                         ELECTION/REVOCATION OF ELECTION
                        TO DELAY ISSUANCE OF CERTIFICATE


         The undersigned participant in the Ventana Medical Systems, Inc. Employee Stock Purchase Plan (as amended effective January 1, 1993) (the "Stock Purchase Plan"), hereby elects to allow Ventana Medical Systems, Inc. (the "Company") or its agent to delay issuance of a certificate representing shares purchased under the Plan in accordance with the provisions of the Stock Purchase Plan. This election shall continue in effect until the termination of the undersigned's Continuous Status as an Employee or until revoked pursuant to such Stock Purchase Plan. This election shall not otherwise affect the participant's rights as a shareholder of the Company.

                                      -OR-

________________________________ hereby revokes his or her prior election to allow the Company to delay issuance of a certificate pursuant to the terms of the Stock Purchase Plan. The Company shall deliver to participant as promptly as practicable a certificate representing all shares purchased thereby.

                                            Name and Address of Participant

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________

                                            Signature

                                            ___________________________________


                                            Date: _____________________________